WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JULY 19, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MAY 1, 2016, OF

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

The information in this supplement is effective as of August 1, 2016.

The following language replaces the information solely regarding the portfolio managers of Western Asset Inflation Indexed Plus Bond Fund in the section of the fund’s Statement of Additional Information titled “Management of the Funds — Other Accounts Managed by Investment Professionals”:

Western Asset Inflation Indexed Plus Bond Fund

Unless otherwise noted, all information is provided as of December 31, 2015.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ billions)
S. Kenneth Leech	Registered investment companies	109	176.6	0	0
	Other pooled investment vehicles	276	84.8	8	1.5
	Other accounts	622	171.7	57	17.6

Frederick R. Marki*	Registered investment companies	4	4.5	0	0
	Other pooled investment vehicles	2	0.1	0	0
	Other accounts	31	10.7	17	2.2

*	Information is provided as of May 31, 2016.

The following language supplements the information appearing in the section titled “Management of the Funds — Investment Professional Ownership of Fund Securities”:

Western Asset Inflation Indexed Plus Bond Fund

Unless otherwise noted, all information is provided as of December 31, 2015.

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	0
Frederick R. Marki*	0

*	Information is provided as of May 31, 2016.

Please retain this supplement for future reference.

WASX289951